UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2011

NESS TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50954	98-0346908
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Ness Tower	Ness Technologies
Atidim High-Tech Industrial Park, Building 4	3 University Plaza, Suite 600
Tel Aviv 61580, Israel	Hackensack, NJ 07601
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: +972 (3) 766-6800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 2, 2011, Ness Technologies, Inc., a Delaware corporation (the “Company”), issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2010 and other financial information.  A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On February 2, 2011, the Company issued a press release providing information regarding its outlook for the fiscal year ending December 31, 2011.  A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The information furnished in Items 2.02, 7.01 and 9.01 of this Current Report on Form 8-K shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Exchange Act unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 8.01.	Other Events.

On January 31, 2011, Aharon Fogel, the Chairman of the Board of Directors (the “Board”) of the Company, retired from his positions on the Board.  The Company previously disclosed Mr. Fogel’s formal notification to the Company of his decision not to stand for re-election to the Board at the Company’s 2011 annual meeting of stockholders and expectation to retire in the beginning of 2011 in a Current Report on Form 8-K filed with the Securities and Exchange Commission on September 7, 2010.  Pursuant to his existing agreement with the Company, dated as of August 1, 2009, Mr. Fogel will continue to provide advisory services to the Company for 12 months. On January 31, 2011, the Stock Option and Compensation Committee awarded Mr. Fogel 24,000 restricted stock units, vesting monthly in equal installments over such 12-month period.

On January 31, 2011, the Board elected Dr. Satyam C. Cherukuri interim Chairman of the Board, effective immediately.  Dr. Cherukuri has served as a director since October 2004 and as Vice-Chairman since December 2010.

Item 9.01.	Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description

99.1	Press Release dated February 2, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NESS TECHNOLOGIES, INC.

Dated: February 2, 2011	By:	/s/ Ilan Rotem
Name: Ilan Rotem
Title: Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 2, 2011.